Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Preservation Plus Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                 /s/Richard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Scudder Preservation Plus
                                                  Fund, a series of Scudder
                                                  Advisor Funds III

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Preservation Plus Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                    /s/Charles A. Rizzo
                                                     Charles A. Rizzo
                                                     Chief Financial Officer
                                                     Scudder Preservation Plus
                                                     Fund, a series of Scudder
                                                     Advisor Funds III